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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-56853



              SUPPLEMENT DATED AUGUST 14, 2002 TO THE PROSPECTUS OF
                       MORGAN STANLEY BALANCED GROWTH FUND
                              DATED MARCH 29, 2002


Effective September 30, 2002, the second paragraph of the section of the Prospectus titled "THE FUND--Fund Management" is deleted and replaced by the following paragraph:

         The equity portion of the Fund is managed by the Equity Income team. Current members of the Equity Income team include James Gilligan, a Managing Director of the Investment Manager, Catherine Avery, a Vice President of the Investment Manager, James Roeder, a Vice President of the Investment Manager, and Vincent E. Vizachero, an Associate of the Investment Manager. The fixed-income portion of the Fund is managed by the Taxable Fixed-Income team. Paul F. O'Brien, an Executive Director of the Investment Manager, is a current member of the team.